Net Loss per Share - Additional Information (Detail) - shares	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Preferred Shares [Member]
Antidilutive securities excluded from computation of EPS	569,036,090	569,036,090	569,036,090
Restricted Stock [Member]
Antidilutive securities excluded from computation of EPS	0	0	0
Employee Stock Option [Member]
Antidilutive securities excluded from computation of EPS	0	0	0